UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2006, MSC.Software Corporation (the “Company”) held its 2006 annual meeting of stockholders at which meeting the stockholders of the Company approved the MSC.Software Corporation 2006 Performance Incentive Plan (the “Plan”). A copy of the Plan is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A maximum of 7,749,596 shares will initially be available for award grants under that Plan. In addition, any shares of common stock subject to stock option grants under the Company’s existing stock plans that expire, are cancelled, or otherwise terminate will also be available for award grant purposes under the Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

10.1	MSC.Software Performance Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: September 29, 2006	By:	/s/ JOHN A. MONGELLUZZO
John A. Mongelluzzo
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Item No.	Description

10.1	MSC.Software Corporation Performance Incentive Plan.

4